EXHIBIT 10.21

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this "Agreement"), dated as of August 1, 2023, by and between MED-X, INC. (the "Borrower") and MATTHEW MILLS and JENNIFER MILLS (the "Lender" and/or their successors and assigns (collectively, with the Lender, the "Holder").

WHEREAS, Borrower executed and delivered a Note dated as of August 6, 2022 for the benefit of Lender in the original principal amount of $500,000 (the "Note");

WHEREAS, Lender and Borrower are parties to that certain Line of Credit Agreement dated as of August 6, 2022, by and between Borrower and Lender;

WHEREAS, Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Note and/or the Line of Credit Agreement

2.	Article I, Definitions shall be amended as set out below:

"Maturity Date" shall be deleted in its entirety and replaced with the following:

"Maturity Date" shall mean the effective date the company lists on a public stock exchange or on demand upon Thirty (30) days written notice from the Lender.

3.	Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4.	All references in the Line of Credit Agreement to the ''Note" shall mean the Note as hereby amended.

5.

This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart .

6.	This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

7.	This Agreement shall be governed by the laws of the State of California.

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IN WITNESS WHEREOF, this AMENDMENT TO PROMISSORY NOTE has been executed by the parties as of the day and year first set forth above.

BORROWER MED-X, INC.

By:
Ronald Tchorzewski,
Chief Financial Officer

ACKNOWLEDGED AND AGREED:

Matthew Mills

Jennifer Mills

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